Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2017
Income Expense From Investments Details 1
Disclosure of detailed information about Share of profit loss of equity-accounted investments [text block]

Share of profit (loss) of equity-accounted investments

(€ million)	2017	2016	2015
Share of profit from equity-accounted investments	124	77	150
Share of loss from equity-accounted investments	(353)	(370)	(615)
Decreases (increases) in the provision for losses on investments from equity accounted investments	(38)	(33)	(6)
	(267)	(326)	(471)

Disclosure of detailed information about Other gain loss from investments [Text Block]	Other gain (loss) from investments
(€ million)	2017	2016	2015
Dividends	205	143	402
Net gain (loss) on disposals	163	(14)	164
Other net income (expense)	(33)	(183)	10
	335	(54)	576